UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street
Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Financial Institutions, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 20, 2026. At the Annual Meeting, shareholders considered three proposals as described in the Company’s 2026 Proxy Statement filed on April 6, 2026 (the “2026 Proxy”). As of March 23, 2026, the record date, there were 19,684,776 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

The final results of the voting on the matters submitted to shareholders at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. Shareholders elected David P. Bovenzi, Andrew W. Dorn, Jr., Steven C. Finch, Robert M. Glaser, and Susan R. Holliday to serve as directors until the Company’s 2029 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
David P. Bovenzi	14,164,893	1,273,006	2,263,471
Andrew W. Dorn, Jr.	13,863,041	1,574,858	2,263,471
Steven C. Finch	14,141,874	1,296,025	2,263,471
Robert M. Glaser	13,734,999	1,702,900	2,263,471
Susan R. Holliday	13,860,432	1,577,467	2,263,471

Proposal 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) as described in the 2026 Proxy.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,784,109	1,541,347	112,443	2,263,471

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
17,157,943	522,914	20,513

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date:	May 21, 2026	By:	/s/ Samuel J. Burruano, Jr.
Samuel J. Burruano, Jr. Executive Vice President, Chief Legal Officer and Corporate Secretary